UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A-1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2007

SHOPPER’S WALLET, INC.
(Exact name of issuer of securities held pursuant to the plan)

Commission File Number 333-139765

Nevada	98-050298
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

2820 W. Charleston Blvd., Suite 22
Las Vegas, NV 89102
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: 011-30-210-895-8786

33 Hanesher Street, Raanana 43726, Israel
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On November 7, 2007, Mr. Jacob Perry, our President, Chief Executive Officer and director, agreed to sell all of his 2,500,000 shares of our issued and outstanding common stock to Ms. Jana Whitlock for an aggregate price of $25,000, pursuant to a stock purchase agreement.

On November 7, 2007, Mr. Dejan Mirkovic, our Secretary, Treasurer and director, agreed to sell all of his 2,500,000 shares of our issued and outstanding common stock to Ms. Jana Whitlock for an aggregate price of $25,000, pursuant to a stock purchase agreement.

The closing of the foregoing stock purchase agreements took place on November 18, 2007 and as of such date Ms. Jana Whitlock is the owner of 5,000,000 shares of our common stock representing approximately 68.18% of our issued and outstanding common stock.

The foregoing descriptions of the stock purchase transactions do not purport to be complete and are qualified in their entirety by reference to the stock purchase agreements, which were filed with the Form 8-K on November 7, 2007, and which are incorporated herein by reference.

Item 5.01. Changes in Control of Registrant

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

In connection with the forgoing stock purchase agreements, Mr. Dejan Mirkovic and Mr. Jacob Perry agreed to resign as directors and officers of our company and Ms. Jana Whitlock agreed to join the company as a director and officer. On November 18, 2007, Mr. Dejan Mirkovic and Mr. Jacob Perry resigned as officers and directors of our company and at the same time appointed Ms. Jana Whitlock as President, Chief Executive Officer, Chief Financial Officer, Treasurer and a director of our company.

Ms. Jana Whitlock is currently 56 years old. From 2007 to date, Ms. Whitlock has been the Marketing Director of Meridian Marketing & Research S.A., which is based in Greece and is in the business of trading fast moving consumer goods and is the representative office for the EU on behalf of several major independent cigarette factories. From 2000 to 2007, Ms. Whitlock was the Marketing Director for European Tobacco Inc., which is based in Greece. From 1998 to 2000, Ms. Whitlock was a Zone Manager for BAT/Rothmans of Pall Mall International Ltd. based in the Ukraine. Ms. Whitlock obtained her Bachelors of Arts Degree (Honours) from the University of London, School of Slavonic and Eastern European Studies in 1974. In addition, Ms. Whitlock completed a Business Management Course at Nene College, Northampton in 1978.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1*	Stock Purchase Agreement, dated as of November 7, 2007, by and between Mr. Jacob Perry and Ms. Jana Whitlock.

10.2*	Stock Purchase Agreement, dated as of November 7, 2007, by and between Mr. Dejan Mirkovic and Ms. Jana Whitlock.

* Previously filed on Form 8-K on November 7, 2007 and incorporated herein by reference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHOPPER’S WALLET, INC.

By:	/s/ Jana Whitlock
Name:	Jana Whitlock
Title:	President and Director

Date: November 20, 2007